UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		December 16, 2014

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2014, the Board of Directors approved an amendment, effective immediately, to the Amended and Restated Bylaws of the Company ("the Bylaws") to add Section 5 to Article VII (the “Amendment”).

The Amendment designates the Court of Chancery of the State of Delaware, or if that court lacks jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware as the sole and exclusive forum for certain legal actions. The Amendment is designed to save the Company and its stockholders from the increased expense of defending against duplicative litigation brought in multiple courts, and also to provide that claims involving Delaware law are decided by Delaware courts.

The text of the exclusive forum provision is as follows:

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation by a person other than the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee or agent of the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee or agent of the Corporation governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware). Any person who, or entity that, purchases or otherwise acquires or holds an interest in stock of the Corporation will be deemed (i) to have notice of, and agree to comply with, the provisions of this Article VII, Section 5, and (ii) to consent to the personal jurisdiction of the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Article VII, Section 5.

The Bylaws, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.  The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Bylaws.

Item 9.01 Financial Statements and Exhibits.

As described in Item 5.03 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits

3.1	Amended and Restated Bylaws of NACCO Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 18, 2014		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of NACCO Industries, Inc.